Annual
Report



AUGUST 31, 2000


TEMPLETON GROWTH FUND, INC.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



[PHOTO OF MARK G. HOLOWESKO]
MARK G. HOLOWESKO, CFA
Portfolio Manager
Templeton Growth Fund, Inc.

Mark G. Holowesko is president of Templeton Global Advisors Ltd. He joined the Templeton organization in 1985 in Nassau, Bahamas, and serves as an officer and director of Templeton Worldwide, Inc. Mr. Holowesko received a B.A. in economics from Holy Cross College and an M.B.A. from Babson College. He is a Chartered Financial Analyst and a former director of the International Society of Financial Analysts.


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
SHAREHOLDER LETTER


Your Fund's Goal: Templeton Growth Fund, Inc. seeks long-term capital growth. Under normal market conditions, the Fund will invest primarily in the equity securities of companies located anywhere in the world, including emerging markets.


Dear Shareholder:

This annual report for Templeton Growth Fund covers the fiscal year ended August 31, 2000. During this time, increased productivity and generally positive economic conditions in most parts of the world led to the strong performance of many equity markets. U.S. equity markets in particular advanced at an unprecedented rate. This demand for American stocks contributed to the U.S. dollar setting record highs, particularly against the euro. Within this environment, Templeton Growth Fund - Class A posted a 7.58% one-year cumulative total return, as shown in the Performance Summary beginning on page 9. The Fund's benchmark, the Morgan Stanley Capital International(R) World Index, rose 13.46% during the same time.(1)

(1). Source: Standard & Poor's Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 18.

CONTENTS

Shareholder Letter ...................................................     1

Performance Summary ..................................................     9

Financial Highlights &
Statement of Investments .............................................    14

Financial Statements .................................................    25

Notes to Financial Statements ........................................    28

Report of Independent
Accountants ..........................................................    33

Tax Designation ......................................................    34

[FUND CATEGORY PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/00

[BAR CHART]

North American Stocks                                                42.2%
European Stocks                                                      27.2%
Asian Stocks                                                         20.0%
Latin American Stocks                                                 4.2%
Australian & New Zealand Stocks                                       3.0%
Mid-East/African Stocks                                               0.6%
Fixed Income Securities                                               2.3%
Short-Term Investments & Other Net Assets                             0.5%


NORTH AMERICA

As U.S. equity markets became increasingly focused on technology shares, many solid non-tech companies were neglected by investors. At the end of the reporting period, the average stock in the Standard & Poor's(R) 500 (S&P 500(R)) Composite Index was trading for nearly 44 times earnings, while the median stock was trading at a more reasonable 19 times earnings.(2) Thanks to this development, we were able to uncover what we believed to be exceptional bargains in U.S. stocks for the first time in a number of years. As a result, our exposure to the U.S. increased from 23.3% of total net assets to 39.1% during the year under review. For example, we initiated a position in Bank of America, the largest consumer bank in the U.S. At period's end, its stock price had fallen significantly from its 1999 high and was selling at about 9 times earnings, 1.8 times book value and yielding 3.9%. We purchased it at what we believed to be a bargain price and, until the market again recognizes the company's value, we believe we will earn a reasonable yield.

We also purchased shares of Albertsons, one of the largest U.S. food and drug retailers. In 1999, the food retailing industry experienced one of its worst share price performances in many years. On August 31, 2000, Albertsons shares were selling for 10 times earnings and just five times cash flow. In our opinion, Albertsons share price suffered because of problems involved in assimilating American Stores, which it acquired in late 1998.


(2) The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not composed of the 500 largest U.S., publicly traded companies. The Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

However, we believe Albertsons will be able to use its solid balance sheet to overcome problems posed by acquisitions and has the potential to deliver solid long-term performance. During the period, we initiated a significant position in Heinz, a leading food manufacturer. At the end of the year under review, Heinz shares were selling for only about 15 times earnings with a dividend yielding 3.9%. Although we increased our U.S. exposure, we are mindful of the high valuations of the U.S. dollar relative to most foreign currencies and the extent to which some analysts believe many consumers in America are spending beyond sustainable levels.

EUROPE

Our European holdings were not a prototypical reflection of the composition of that region's markets. Although about one-third of the entire market value of European equities is made up of telecommunications, media and technology companies, these sectors comprise less than 3% of Templeton Growth Fund's European holdings. During the year under review, we added to our position in E.ON. Despite the fact its name sounds like that of an Internet company, E.ON is actually one of Europe's largest electricity and energy conglomerates. Formed by the merger of two German companies, its share price when we purchased it was less than the value of the individual assets owned by these companies. We believe it likely this company may consider selling off a number of non-core assets, which could give it more working capital with which to conduct operations. Along with the Fund's other German holdings, E.ON should benefit from a reduction in corporate profit taxes and the elimination of the prohibitive 50% tax on corporate asset sales recently approved by the German government.

TOP 10 COUNTRIES*
8/31/00

                                                                    % OF TOTAL
                                                                    NET ASSETS
--------------------------------------------------------------------------------
  United States                                                          39.1%

  United Kingdom                                                         10.0%

  Hong Kong                                                               9.7%

  Japan                                                                   5.6%

  Germany                                                                 4.0%

  South Korea                                                             3.2%

  France                                                                  2.8%

  Australia                                                               2.6%

  Netherlands                                                             2.6%

  Sweden                                                                  2.5%


* Based on equity securities.

During the 12 months under review, we did not have great success with our U.K. investments. In some cases, we underestimated the degree to which the pressure of a strong currency would undermine prices of some of these stocks. When we lost confidence in a company's ability to generate long-term returns, we sold shares, sometimes at a loss. But, believing that the U.K. has some of the world's most undervalued companies, we purchased shares of BAE, the world's third-largest defense industry company. BAE is a leader in military aircraft production and defense electronics, two of the fastest-growing aspects of the defense industry. We expect BAE to benefit if global defense spending increases. In the U.S., for example, where BAE earns about a quarter of its profits, defense spending is projected to increase significantly over the next five years.

A number of positive factors may benefit the Fund's European stocks. During the latest economic cycle, cash flow has begun to represent a significantly higher percentage of sales of many European companies. In several cases, this increased cash flow is being used to purchase other companies, which we believe may unlock value for some of our holdings. In addition, many European companies have reduced their workforces by about 15% while improving productivity. The benefits of this improved efficiency have raised corporate profits, and return on equity has climbed from below 5% in the mid-1990s to over 12% at the end of August 2000.(3) Although this figure is lower than the 18% return on equity experienced in the U.S., we believe it may improve for many European corporations.


(3) Source: Morgan Stanley.

ASIA

As in Europe and the U.S., many Asian markets experienced a great divide between the prices of "new economy" stocks and "old economy" stocks. In Hong Kong, for example, on August 31, 2000, new economy companies sold for about 41 times projected 2000 income compared with old economy stocks at just 13 times that figure.(4) However, the distinction between what is old economy and what is new economy has become increasingly blurred. Consider, for example, Hutchison Whampoa, a company with its roots in ports and property. Hutchison's astute management capitalized on its success in telecommunications in Hong Kong and the U.K. to become one of the leaders in the emerging field of wireless data. Templeton Growth Fund's exposure to the company is through holdings in Hutchison's parent, Cheung Kong Holdings. At the end of the reporting period, Cheung Kong was valued at less than the value of its holding in Hutchison, despite the fact that Cheung Kong has substantial additional real estate holdings. In effect, the market appeared to be attaching a negative value to the other real estate Cheung Kong owns. This is a situation we believe may be remedied in the future.

Elsewhere in Asia, we found opportunities in South Korea. During the year under review, many investors became concerned about the country's prospects in light of rising U.S. interest rates and the potential for reduced American demand for overseas goods. Many South Korean stocks were negatively impacted by this sentiment and sold for less than 10 times earnings, near levels last seen during the Asian financial crises of


TOP 10 EQUITY HOLDINGS
8/31/00

  COMPANY                                                             % OF TOTAL
  SECTOR, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
  HSBC Holdings PLC
  Banks, Hong Kong                                                         2.1%

  Cheung Kong Holdings, Ltd.
  Real Estate, Hong Kong                                                   2.0%

  General Motors Corp.
  Automobiles, United States                                               2.0%

  Bank of America Corp.
  Banks, United States                                                     1.9%

  H.J. Heinz Co.
  Food Products, United States                                             1.9%

  Swire Pacific Ltd., A&B
  Diversified Financials,
  Hong Kong                                                                1.8%

  Kroger Co.
  Food & Drug Retailing,
  United States                                                            1.6%

  Abbott Laboratories
  Pharmaceuticals,
  United States                                                            1.5%

  Merrill Lynch & Co. Inc.
  Diversified Financials,
  United States                                                            1.4%

  Ford Motor Co.
  Automobiles, United States                                               1.3%

(4). Sources: Morgan Stanley Capital International, Factset, Morgan Stanley Dean Witter Research.

several years ago. However, significant differences exist between the time of the crises and the period ended August 31, 2000. For example, many Korean companies have used dollar revenues earned from strong export sales to reduce the U.S.-dollar debt exposure that exacerbated past problems. Additionally, in our opinion, decreasing exports to the U.S. may be offset by growing domestic and inter-regional sales as economies in countries like China show signs of strength.

The Fund continued to maintain a relatively small exposure to Japan. Hopes of a sustained economic turnaround in that country, which pushed up stock prices in 1999, began to fade during 2000. However, even though we do not know how Japan's economy will perform in the near term, we did find a few companies, such as Fujitsu, one of Japan's largest information technology companies, which we believe may prosper over the long term. Spending on technology in Japan, as a percentage of gross domestic product, was roughly half that of the U.S., and an increase in such spending, combined with restructuring of its overseas divisions, could help Fujitsu improve its returns.

LATIN AMERICA

During the 12 months under review, the Fund's exposure to Latin American equity securities was reduced. The main reason for this decline is that three of the nine companies whose shares we owned were acquired, all at substantial premiums to the shares' market prices. While these acquisitions benefited the Fund, they also reduced the availability of liquid stocks in which to invest, particularly in Argentina. Mexico and Brazil also appeared to have fewer bargains than we were able to find in previous years.

LOOKING FORWARD

Although we are concerned about the potential instability for global markets and currencies, we are optimistic about the long-term potential of Templeton Growth Fund. We realize that stock prices at the end of the reporting period were stretched beyond reasonable levels, propped up by unsustainable margin debt growth and American consumers spending at what some economists believe to be an unsustainable rate. But our enthusiasm for investing is bolstered by the narrow focus of many investors, which pushed technology and telecommunications securities to historically extreme price levels while ignoring other sectors. These two sectors accounted for more than 33% of world equity market capitalization at the end of the period. In our opinion, this disproportionate share of market capitalization neglects the value inherent in many non-technology stocks. We believe the Fund's portfolio includes a collection of these attractively priced securities. Employing our time-tested strategy of diversification over a large number of countries and industries, we shall continue to search the globe for what we believe to be bargain stocks with the potential to provide our shareholders positive returns over the long term.

Please remember that there are special risks associated with global investing related to market, currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market security means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Mexico Free Index has increased 974% in the last 12 years, but has suffered five declines of more than 15% during that time.(5) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These special risks and other considerations are discussed in the Fund's prospectus.

Sincerely,


/s/ Mark G. Holowesko
Mark G. Holowesko, CFA
President
Templeton Growth Fund, Inc.



(5). Source: Morgan Stanley Capital International/MSCI Mexico Free Index. Based on quarterly percentage price change over 12 years ended 6/30/00. Market return is measured in U.S. dollars and does not include reinvested dividends. The MSCI Mexico Free Index reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The MSCI Mexico Free Index is a capitalization weighted index of 34 companies as of 6/30/00.


This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

ONE-YEAR PERFORMANCE
AS OF 8/31/00

One-year cumulative total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.



CLASS A
One-Year Cumulative Total Return    7.58%
Net Asset Value (NAV)               $19.67 (8/31/00)            $19.56 (8/31/99)
Change in NAV                       +$0.11

Distributions (9/1/99 - 8/31/00)    Dividend Income             $0.5349
                                    Short-Term Capital Gain     $0.0290
                                    Long-Term Capital Gain      $0.6622
                                    -----------------------------------
                                    TOTAL                       $1.2261

CLASS B
One-Year Cumulative Total Return    6.81%
Net Asset Value (NAV)               $19.45 (8/31/00)            $19.46 (8/31/99)
Change in NAV                       -$0.01
Distributions (9/1/99 - 8/31/00)    Dividend Income             $0.5055
                                    Short-Term Capital Gain     $0.0290
                                    Long-Term Capital Gain      $0.6622
                                    -----------------------------------
                                    TOTAL                       $1.1967

CLASS C
One-Year Cumulative Total Return    6.79%
Net Asset Value (NAV)               $19.28 (8/31/00)            $19.15 (8/31/99)
Change in NAV                       +$0.13
Distributions (9/1/99 - 8/31/00)    Dividend Income             $0.3596
                                    Short-Term Capital Gain     $0.0290
                                    Long-Term Capital Gain      $0.6622
                                    -----------------------------------
                                    TOTAL                       $1.0508

ADVISOR CLASS
One-Year Cumulative Total Return    7.87%
Net Asset Value (NAV)               $19.71 (8/31/00)            $19.61 (8/31/99)
Change in NAV                       +$0.10
Distributions (9/1/99 - 8/31/00)    Dividend Income             $0.5965
                                    Short-Term Capital Gain     $0.0290
                                    Long-Term Capital Gain      $0.6622
                                    -----------------------------------
                                    TOTAL                       $1.2877

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge; thus actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

Templeton Growth Fund paid distributions derived from long-term capital gains of
66.22 cents ($0.6622) per share in October and December 1999. The Fund hereby designates such distributions as capital gain dividends in accordance with Internal Revenue Code Section 852 (b)(3).

Please see standardized SEC performance as of 8/31/00 and index comparison on page 11.

Past performance does not guarantee future results.

(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3). These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4). Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges nor Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 43.84% and 10.19%.

ADDITIONAL PERFORMANCE
 AS OF 9/30/00

                                                                                             INCEPTION
CLASS A                                      1-YEAR         5-YEAR          10-YEAR          (11/29/54)
Cumulative Total Return(1)                      8.22%         70.82%         287.25%         47,531.68%
Average Annual Total Return(2)                  2.00%         10.00%          13.83%             14.25%
Value of $10,000 Investment(3)               $10,200        $16,102         $36,508         $4,489,323

                                                                                             INCEPTION
CLASS B                                                                     1-YEAR           (1/1/99)
Cumulative Total Return(1)                                                     7.43%           23.05%
Average Annual Total Return(2)                                                 3.43%           10.49%
Value of $10,000 Investment(3)                                              $10,343          $11,905

                                                                                             INCEPTION
CLASS C                                                      1-YEAR          5-YEAR           (5/1/95)
Cumulative Total Return(1)                                     7.34%          64.42%          81.74%
Average Annual Total Return(2)                                 5.25%          10.23%          11.44%
Value of $10,000 Investment(3)                              $10,525         $16,274         $17,988

                                                                                             INCEPTION
ADVISOR CLASS(4)                              1-YEAR         5-YEAR          10-YEAR          (11/29/54)
Cumulative Total Return(1)                      8.46%         73.93%         294.31%         48,400.43%
Average Annual Total Return(2)                  8.46%         11.71%          14.71%             14.44%
Value of $10,000 Investment(3)               $10,846        $17,393         $39,431         $4,850,043


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Average annual total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

[CLASS A LINE GRAPH]

Templeton Growth Fund
Annual Report
August 31, 2000

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S - T)

GRAPHIC MATERIAL (1)

The following line graph compares the performance of Templeton Growth Fund - Class A shares to that of the Morgan Stanley Capital International World Index and to the Consumer Price Index, based on a $10,000 investment from 9/1/90 to 8/31/00.

                               TEMPLETON
                              GROWTH FUND          MSCI WORLD
                               -CLASS A*             INDEX              CPI
09/01/1990                      $ 9,425             $10,000           $10,000
09/30/1990                      $ 8,558             $ 8,947           $10,084
10/31/1990                      $ 8,437             $ 9,785           $10,145
11/30/1990                      $ 8,710             $ 9,626           $10,167
12/31/1990                      $ 8,869             $ 9,829           $10,167
01/31/1991                      $ 9,370             $10,190           $10,228
02/28/1991                      $10,068             $11,136           $10,243
03/31/1991                      $10,183             $10,809           $10,258
04/30/1991                      $10,345             $10,896           $10,273
05/31/1991                      $10,785             $11,144           $10,303
06/30/1991                      $10,244             $10,458           $10,334
07/31/1991                      $10,867             $10,954           $10,349
08/31/1991                      $10,921             $10,921           $10,379
09/30/1991                      $11,029             $11,209           $10,426
10/31/1991                      $11,194             $11,393           $10,441
11/30/1991                      $10,913             $10,898           $10,471
12/31/1991                      $11,648             $11,694           $10,479
01/31/1992                      $11,754             $11,479           $10,494
02/29/1992                      $11,980             $11,283           $10,532
03/31/1992                      $11,776             $10,753           $10,585
04/30/1992                      $12,109             $10,905           $10,600
05/31/1992                      $12,562             $11,340           $10,615
06/30/1992                      $12,320             $10,962           $10,653
07/31/1992                      $12,290             $10,993           $10,676
08/31/1992                      $11,935             $11,262           $10,706
09/30/1992                      $11,905             $11,161           $10,736
10/31/1992                      $11,741             $10,861           $10,774
11/30/1992                      $11,883             $11,057           $10,789
12/31/1992                      $12,139             $11,149           $10,783
01/31/1993                      $12,299             $11,188           $10,836
02/28/1993                      $12,569             $11,455           $10,874
03/31/1993                      $13,008             $12,122           $10,912
04/30/1993                      $13,270             $12,685           $10,942
05/31/1993                      $13,658             $12,980           $10,957
06/30/1993                      $13,599             $12,872           $10,972
07/31/1993                      $13,954             $13,140           $10,972
08/31/1993                      $14,739             $13,745           $11,003
09/30/1993                      $14,680             $13,493           $11,025
10/31/1993                      $15,356             $13,867           $11,072
11/30/1993                      $15,068             $13,084           $11,079
12/31/1993                      $16,108             $13,727           $11,078
01/31/1994                      $17,004             $14,635           $11,109
02/28/1994                      $16,574             $14,448           $11,148
03/31/1994                      $15,943             $13,828           $11,186
04/30/1994                      $16,218             $14,257           $11,201
05/31/1994                      $16,373             $14,296           $11,208
06/30/1994                      $16,007             $14,259           $11,246
07/31/1994                      $16,748             $14,533           $11,276
08/31/1994                      $17,324             $14,973           $11,322
09/30/1994                      $16,931             $14,582           $11,352
10/31/1994                      $17,087             $14,999           $11,361
11/30/1994                      $16,384             $14,352           $11,376
12/31/1994                      $16,240             $14,493           $11,376
01/31/1995                      $16,110             $14,279           $11,420
02/28/1995                      $16,590             $14,490           $11,466
03/31/1995                      $16,900             $15,191           $11,504
04/30/1995                      $17,491             $15,723           $11,542
05/31/1995                      $18,011             $15,861           $11,565
06/30/1995                      $18,271             $15,859           $11,587
07/31/1995                      $19,092             $16,656           $11,587
08/31/1995                      $18,971             $16,287           $11,619
09/30/1995                      $19,402             $16,765           $11,640
10/31/1995                      $18,782             $16,504           $11,679
11/30/1995                      $19,210             $17,080           $11,670
12/31/1995                      $19,460             $17,583           $11,663
01/31/1996                      $20,156             $17,903           $11,731
02/29/1996                      $20,223             $18,016           $11,769
03/31/1996                      $20,459             $18,319           $11,830
04/30/1996                      $20,919             $18,753           $11,875
05/31/1996                      $21,165             $18,773           $11,898
06/30/1996                      $21,188             $18,871           $11,906
07/31/1996                      $20,504             $18,208           $11,928
08/31/1996                      $21,031             $18,421           $11,951
09/30/1996                      $21,457             $19,146           $11,989
10/31/1996                      $21,808             $19,282           $12,027
11/30/1996                      $22,993             $20,366           $12,050
12/31/1996                      $23,460             $20,044           $12,050
01/31/1997                      $24,024             $20,288           $12,088
02/28/1997                      $24,216             $20,525           $12,124
03/31/1997                      $24,108             $20,123           $12,154
04/30/1997                      $24,649             $20,784           $12,169
05/31/1997                      $25,873             $22,071           $12,162
06/30/1997                      $26,906             $23,175           $12,176
07/31/1997                      $27,926             $24,246           $12,191
08/31/1997                      $26,978             $22,628           $12,214
09/30/1997                      $28,719             $23,860           $12,244
10/31/1997                      $26,841             $22,608           $12,275
11/30/1997                      $26,923             $23,012           $12,268
12/31/1997                      $27,256             $23,296           $12,253
01/31/1998                      $27,298             $23,949           $12,275
02/28/1998                      $28,802             $25,573           $12,300
03/31/1998                      $30,080             $26,657           $12,324
04/30/1998                      $30,235             $26,921           $12,346
05/31/1998                      $29,321             $26,588           $12,369
06/30/1998                      $28,478             $27,222           $12,383
07/31/1998                      $27,804             $27,182           $12,398
08/31/1998                      $23,575             $23,561           $12,413
09/30/1998                      $24,165             $23,982           $12,428
10/31/1998                      $26,223             $26,155           $12,458
11/30/1998                      $27,165             $27,715           $12,458
12/31/1998                      $26,580             $29,073           $12,450
01/31/1999                      $26,385             $29,714           $12,481
02/28/1999                      $26,191             $28,926           $12,493
03/31/1999                      $28,025             $30,135           $12,531
04/30/1999                      $31,500             $31,328           $12,622
05/31/1999                      $30,364             $30,187           $12,622
06/30/1999                      $31,776             $31,599           $12,622
07/31/1999                      $31,744             $31,509           $12,655
08/31/1999                      $31,760             $31,458           $12,693
09/30/1999                      $30,623             $31,157           $12,749
10/31/1999                      $30,650             $32,781           $12,774
11/30/1999                      $32,010             $33,706           $12,780
12/31/1999                      $34,670             $36,440           $12,780
01/31/2000                      $32,290             $34,357           $12,815
02/29/2000                      $31,196             $34,454           $12,889
03/31/2000                      $33,454             $36,839           $12,992
04/30/2000                      $33,020             $35,286           $13,003
05/31/2000                      $33,628             $34,397           $13,013
06/30/2000                      $33,802             $35,560           $13,084
07/31/2000                      $33,576             $34,563           $13,112
08/31/2000                      $34,184             $35,692           $13,112

[CLASS B LINE GRAPH]


GRAPHIC MATERIAL (2)

The following line graph compares the performance of Templeton Growth Fund - Class B shares to that of the Morgan Stanley Capital International World Index and to the Consumer Price Index, based on a $10,000 investment, from 1/1/99 to 8/31/00.

                              TEMPLETON
                            GROWTH FUND-           MSCI WORLD
                              CLASS B*                INDEX              CPI
01/01/1999                     $10,000               $10,000           $10,000
01/31/1999                     $ 9,927               $10,191           $10,021
02/28/1999                     $ 9,847               $ 9,921           $10,031
03/31/1999                     $10,525               $10,336           $10,062
04/30/1999                     $11,820               $10,745           $10,135
05/31/1999                     $11,387               $10,354           $10,135
06/30/1999                     $11,906               $10,838           $10,135
07/31/1999                     $11,888               $10,807           $10,161
08/31/1999                     $11,888               $10,790           $10,192
09/30/1999                     $11,454               $10,686           $10,237
10/31/1999                     $11,463               $11,243           $10,257
11/30/1999                     $11,962               $11,561           $10,261
12/31/1999                     $12,945               $12,498           $10,261
01/31/2000                     $12,044               $11,784           $10,290
02/29/2000                     $11,633               $11,817           $10,349
03/31/2000                     $12,468               $12,635           $10,432
04/30/2000                     $12,299               $12,103           $10,440
05/31/2000                     $12,521               $11,798           $10,448
06/30/2000                     $12,579               $12,197           $10,505
07/31/2000                     $12,481               $11,855           $10,528
08/31/2000                     $12,297               $12,242           $10,528


AVERAGE ANNUAL TOTAL RETURN
8/31/00

CLASS A

1-Year                                   1.41%

5-Year                                  11.17%

10-Year                                 13.08%

Since Inception (11/29/54)              14.36%


AVERAGE ANNUAL TOTAL RETURN
8/31/00

CLASS B

1-Year                                   2.81%

Since Inception (1/1/99)                13.22%


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
8/31/00

CLASS C

1-Year                                    4.75%

5-Year                                   11.41%

Since Inception (5/1/95)                 12.29%


AVERAGE ANNUAL TOTAL RETURN
8/31/00

ADVISOR CLASS***

1-Year                                    7.87%

5-Year                                   12.90%

10-Year                                  13.96%

Since Inception (11/29/54)               14.55%

[CLASS C LINE GRAPH]

GRAPHIC MATERIAL (3)

The following line graph compares the performance of Templeton Growth Fund - Class C shares to that of the Morgan Stanley Capital International World Index and to the Consumer Price Index, based on a $10,000 investment, from 5/1/95 to 8/31/00.

                                  TEMPLETON
                                GROWTH FUND-     MSCI WORLD
                                  CLASS C*         INDEX             CPI
05/01/1995                         $ 9,898        $10,000          $10,000
05/31/1995                         $10,187        $10,088          $10,020
06/30/1995                         $10,329        $10,086          $10,040
07/31/1995                         $10,788        $10,593          $10,040
08/31/1995                         $10,708        $10,359          $10,067
09/30/1995                         $10,941        $10,663          $10,086
10/31/1995                         $10,588        $10,497          $10,119
11/30/1995                         $10,818        $10,863          $10,112
12/31/1995                         $10,960        $11,183          $10,105
01/31/1996                         $11,340        $11,387          $10,164
02/29/1996                         $11,372        $11,458          $10,197
03/31/1996                         $11,493        $11,651          $10,250
04/30/1996                         $11,746        $11,927          $10,289
05/31/1996                         $11,873        $11,940          $10,309
06/30/1996                         $11,880        $12,002          $10,316
07/31/1996                         $11,493        $11,581          $10,335
08/31/1996                         $11,778        $11,716          $10,355
09/30/1996                         $12,006        $12,177          $10,388
10/31/1996                         $12,191        $12,264          $10,421
11/30/1996                         $12,847        $12,953          $10,441
12/31/1996                         $13,107        $12,748          $10,441
01/31/1997                         $13,412        $12,904          $10,473
02/28/1997                         $13,506        $13,054          $10,505
03/31/1997                         $13,439        $12,799          $10,531
04/30/1997                         $13,729        $13,219          $10,544
05/31/1997                         $14,405        $14,038          $10,537
06/30/1997                         $14,973        $14,739          $10,550
07/31/1997                         $15,527        $15,421          $10,563
08/31/1997                         $14,993        $14,392          $10,583
09/30/1997                         $15,947        $15,175          $10,609
10/31/1997                         $14,898        $14,379          $10,636
11/30/1997                         $14,928        $14,636          $10,629
12/31/1997                         $15,108        $14,816          $10,617
01/31/1998                         $15,124        $15,232          $10,636
02/28/1998                         $15,944        $16,265          $10,657
03/31/1998                         $16,637        $16,954          $10,678
04/30/1998                         $16,716        $17,122          $10,697
05/31/1998                         $16,196        $16,910          $10,717
06/30/1998                         $15,723        $17,314          $10,730
07/31/1998                         $15,337        $17,288          $10,742
08/31/1998                         $13,004        $14,985          $10,755
09/30/1998                         $13,319        $15,253          $10,768
10/31/1998                         $14,444        $16,635          $10,794
11/30/1998                         $14,952        $17,627          $10,794
12/31/1998                         $14,625        $18,491          $10,788
01/31/1999                         $14,507        $18,898          $10,814
02/28/1999                         $14,399        $18,398          $10,825
03/31/1999                         $15,388        $19,167          $10,858
04/30/1999                         $17,285        $19,925          $10,937
05/31/1999                         $16,650        $19,199          $10,937
06/30/1999                         $17,413        $20,098          $10,937
07/31/1999                         $17,394        $20,040          $10,965
08/31/1999                         $17,385        $20,007          $10,998
09/30/1999                         $16,759        $19,816          $11,046
10/31/1999                         $16,763        $20,849          $11,068
11/30/1999                         $17,490        $21,438          $11,073
12/31/1999                         $18,932        $23,176          $11,073
01/31/2000                         $17,623        $21,851          $11,104
02/29/2000                         $17,006        $21,913          $11,167
03/31/2000                         $18,239        $23,430          $11,257
04/30/2000                         $17,988        $22,442          $11,266
05/31/2000                         $18,306        $21,877          $11,275
06/30/2000                         $18,393        $22,617          $11,336
07/31/2000                         $18,258        $21,982          $11,360
08/31/2000                         $18,566        $22,701          $11,360

[ADVISOR CLASS LINE GRAPH]

GRAPHIC MATERIAL (4)

The following line graph compares the performance of Templeton Growth Fund - Advisor Class shares to that of the Morgan Stanley Capital International World Index and to the Consumer Price Index, based on a $10,000 investment, from 9/1/90 to 8/31/00.

                     TEMPLETON
                   GROWTH FUND -           MSCI WORLD
                   ADVISOR CLASS             INDEX                 CPI
09/01/1990            $10,000               $10,000              $10,000
09/30/1990            $ 9,081               $ 8,947              $10,084
10/31/1990            $ 8,953               $ 9,785              $10,145
11/30/1990            $ 9,242               $ 9,626              $10,167
12/31/1990            $ 9,411               $ 9,829              $10,167
01/31/1991            $ 9,943               $10,190              $10,228
02/28/1991            $10,683               $11,136              $10,243
03/31/1991            $10,805               $10,809              $10,258
04/30/1991            $10,977               $10,896              $10,273
05/31/1991            $11,444               $11,144              $10,303
06/30/1991            $10,869               $10,458              $10,334
07/31/1991            $11,530               $10,954              $10,349
08/31/1991            $11,588               $10,921              $10,379
09/30/1991            $11,703               $11,209              $10,426
10/31/1991            $11,878               $11,393              $10,441
11/30/1991            $11,580               $10,898              $10,471
12/31/1991            $12,361               $11,694              $10,479
01/31/1992            $12,473               $11,479              $10,494
02/29/1992            $12,714               $11,283              $10,532
03/31/1992            $12,498               $10,753              $10,585
04/30/1992            $12,850               $10,905              $10,600
05/31/1992            $13,331               $11,340              $10,615
06/30/1992            $13,075               $10,962              $10,653
07/31/1992            $13,042               $10,993              $10,676
08/31/1992            $12,665               $11,262              $10,706
09/30/1992            $12,633               $11,161              $10,736
10/31/1992            $12,459               $10,861              $10,774
11/30/1992            $12,610               $11,057              $10,789
12/31/1992            $12,881               $11,149              $10,783
01/31/1993            $13,051               $11,188              $10,836
02/28/1993            $13,338               $11,455              $10,874
03/31/1993            $13,804               $12,122              $10,912
04/30/1993            $14,081               $12,685              $10,942
05/31/1993            $14,494               $12,980              $10,957
06/30/1993            $14,431               $12,872              $10,972
07/31/1993            $14,808               $13,140              $10,972
08/31/1993            $15,642               $13,745              $11,003
09/30/1993            $15,579               $13,493              $11,025
10/31/1993            $16,297               $13,867              $11,072
11/30/1993            $15,991               $13,084              $11,079
12/31/1993            $17,094               $13,727              $11,078
01/31/1994            $18,045               $14,635              $11,109
02/28/1994            $17,588               $14,448              $11,148
03/31/1994            $16,918               $13,828              $11,186
04/30/1994            $17,209               $14,257              $11,201
05/31/1994            $17,374               $14,296              $11,208
06/30/1994            $16,987               $14,259              $11,246
07/31/1994            $17,773               $14,533              $11,276
08/31/1994            $18,385               $14,973              $11,322
09/30/1994            $17,967               $14,582              $11,352
10/31/1994            $18,133               $14,999              $11,361
11/30/1994            $17,386               $14,352              $11,376
12/31/1994            $17,233               $14,493              $11,376
01/31/1995            $17,095               $14,279              $11,420
02/28/1995            $17,604               $14,490              $11,466
03/31/1995            $17,933               $15,191              $11,504
04/30/1995            $18,559               $15,723              $11,542
05/31/1995            $19,111               $15,861              $11,565
06/30/1995            $19,386               $15,859              $11,587
07/31/1995            $20,256               $16,656              $11,587
08/31/1995            $20,129               $16,287              $11,619
09/30/1995            $20,585               $16,765              $11,640
10/31/1995            $19,927               $16,504              $11,679
11/30/1995            $20,381               $17,080              $11,670
12/31/1995            $20,646               $17,583              $11,663
01/31/1996            $21,383               $17,903              $11,731
02/29/1996            $21,454               $18,016              $11,769
03/31/1996            $21,703               $18,319              $11,830
04/30/1996            $22,191               $18,753              $11,875
05/31/1996            $22,453               $18,773              $11,898
06/30/1996            $22,477               $18,871              $11,906
07/31/1996            $21,751               $18,208              $11,928
08/31/1996            $22,310               $18,421              $11,951
09/30/1996            $22,763               $19,146              $11,989
10/31/1996            $23,134               $19,282              $12,027
11/30/1996            $24,393               $20,366              $12,050
12/31/1996            $24,888               $20,044              $12,050
01/31/1997            $25,709               $20,288              $12,088
02/28/1997            $25,915               $20,525              $12,124
03/31/1997            $25,798               $20,123              $12,154
04/30/1997            $26,376               $20,784              $12,169
05/31/1997            $27,687               $22,071              $12,162
06/30/1997            $28,806               $23,175              $12,176
07/31/1997            $29,897               $24,246              $12,191
08/31/1997            $28,896               $22,628              $12,214
09/30/1997            $30,760               $23,860              $12,244
10/31/1997            $28,776               $22,608              $12,275
11/30/1997            $28,862               $23,012              $12,268
12/31/1997            $29,226               $23,296              $12,253
01/31/1998            $29,287               $23,949              $12,275
02/28/1998            $30,898               $25,573              $12,300
03/31/1998            $32,270               $26,657              $12,324
04/30/1998            $32,450               $26,921              $12,346
05/31/1998            $31,457               $26,588              $12,369
06/30/1998            $30,567               $27,222              $12,383
07/31/1998            $29,843               $27,182              $12,398
08/31/1998            $25,310               $23,561              $12,413
09/30/1998            $25,958               $23,982              $12,428
10/31/1998            $28,174               $26,155              $12,458
11/30/1998            $29,186               $27,715              $12,458
12/31/1998            $28,576               $29,073              $12,450
01/31/1999            $28,384               $29,714              $12,481
02/28/1999            $28,174               $28,926              $12,493
03/31/1999            $30,146               $30,135              $12,531
04/30/1999            $33,897               $31,328              $12,622
05/31/1999            $32,693               $30,187              $12,622
06/30/1999            $34,210               $31,599              $12,622
07/31/1999            $34,193               $31,509              $12,655
08/31/1999            $34,210               $31,458              $12,693
09/30/1999            $33,006               $31,157              $12,749
10/31/1999            $33,029               $32,781              $12,774
11/30/1999            $34,512               $33,706              $12,780
12/31/1999            $37,391               $36,440              $12,780
01/31/2000            $34,826               $34,357              $12,815
02/29/2000            $33,645               $34,454              $12,889
03/31/2000            $36,098               $36,839              $12,992
04/30/2000            $35,628               $35,286              $13,003
05/31/2000            $36,302               $34,397              $13,013
06/30/2000            $36,491               $35,560              $13,084
07/31/2000            $36,246               $34,563              $13,112
08/31/2000            $36,930               $35,692              $13,112


*Source: Standard and Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends.

**Source: Consumer Price Index, U.S. Bureau of Labor Statistics (8/31/00). The Consumer Price Index is a commonly used measure of inflation.

***Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges nor Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class.

Past performance does not guarantee future results.

TEMPLETON GROWTH FUND

CLASS A

If you had invested $10,000 in Templeton Growth Fund - Class A at inception, it would have been worth more than $4.6 million on August 31, 2000. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on November 29, 1954 (inception), reflecting the current, maximum sales charge and applicable fees and expenses, with income dividends and capital gains reinvested as shown through August 31, 2000.*

[3D MOUNTAIN CHART]

GRAPHIC MATERIAL (5)

This chart shows in a logarithmic format the growth of a $10,000 investment in Templeton Growth Fund - Class A from 11/29/54 to 8/31/00.

                 Principal +        Principal +
Date              Dividends         Cap Gains         Total Value         CPI          Principal         Income           Cap Gains
11/29/1954       $    9,425         $    9,425        $    9,425        $10,000        $  9,425        $        0        $        0
12/31/1954       $    9,576         $    9,576        $    9,576        $ 9,963        $  9,576        $        0        $        0
12/30/1955       $   10,250         $   10,250        $   10,250        $10,000        $ 10,250        $        0        $        0
12/31/1956       $   10,726         $   10,726        $   10,726        $10,299        $ 10,726        $        0        $        0
12/31/1957       $    8,911         $    8,911        $    8,911        $10,598        $  8,911        $        0        $        0
12/31/1958       $   13,261         $   13,261        $   13,261        $10,784        $ 13,261        $        0        $        0
12/31/1959       $   15,118         $   15,118        $   15,118        $10,971        $ 15,118        $        0        $        0
12/30/1960       $   17,210         $   17,210        $   17,210        $11,120        $ 17,210        $        0        $        0
12/29/1961       $   20,358         $   20,358        $   20,358        $11,194        $ 20,358        $        0        $        0
12/31/1962       $   17,606         $   17,606        $   17,606        $11,343        $ 17,606        $        0        $        0
12/31/1963       $   18,511         $   18,511        $   18,511        $11,529        $ 18,511        $        0        $        0
12/31/1964       $   23,802         $   23,506        $   23,802        $11,641        $ 23,506        $      296        $        0
12/31/1965       $   29,073         $   28,313        $   29,073        $11,865        $ 28,313        $      760        $        0
12/30/1966       $   27,532         $   26,484        $   27,532        $12,275        $ 26,484        $    1,048        $        0
12/29/1967       $   31,314         $   29,632        $   31,314        $12,648        $ 29,632        $    1,682        $        0
12/31/1968       $   43,140         $   40,283        $   43,140        $13,245        $ 40,283        $    2,857        $        0
12/31/1969       $   51,622         $   47,446        $   51,622        $14,066        $ 47,446        $    4,176        $        0
12/31/1970       $   48,298         $   43,676        $   48,298        $14,850        $ 43,676        $    4,622        $        0
12/31/1971       $   57,875         $   52,568        $   58,888        $15,336        $ 51,555        $    6,320        $    1,013
12/29/1972       $   95,625         $   87,991        $   99,262        $15,858        $ 84,354        $   11,271        $    3,637
12/31/1973       $   78,886         $   79,614        $   89,415        $17,240        $ 69,085        $    9,801        $   10,529
12/31/1974       $   68,188         $   69,154        $   78,623        $19,367        $ 58,719        $    9,469        $   10,435
12/31/1975       $   93,732         $   93,528        $  108,183        $20,711        $ 79,077        $   14,655        $   14,451
12/31/1976       $  136,291         $  135,840        $  158,747        $21,718        $113,384        $   22,907        $   22,456
12/30/1977       $  155,058         $  162,988        $  191,091        $23,173        $126,955        $   28,103        $   36,033
12/29/1978       $  184,488         $  192,793        $  227,799        $25,263        $149,482        $   35,006        $   43,311
12/31/1979       $  231,142         $  241,865        $  288,936        $28,621        $184,071        $   47,071        $   57,794
12/31/1980       $  275,936         $  302,407        $  363,734        $32,204        $214,609        $   61,327        $   87,798
12/31/1981       $  276,915         $  296,033        $  362,862        $35,076        $210,086        $   66,829        $   85,947
12/31/1982       $  293,516         $  322,039        $  402,077        $36,420        $213,478        $   80,038        $  108,561
12/30/1983       $  392,896         $  419,717        $  534,385        $37,800        $278,228        $  114,668        $  141,489
12/31/1984       $  391,770         $  423,667        $  545,974        $39,293        $269,463        $  122,307        $  154,204
12/31/1985       $  482,618         $  536,261        $  697,673        $40,786        $321,206        $  161,412        $  215,055
12/31/1986       $  572,151         $  637,582        $  845,831        $41,235        $363,902        $  208,249        $  273,680
12/31/1987       $  550,763         $  653,004        $  872,099        $43,062        $331,668        $  219,095        $  321,336
12/30/1988       $  682,364         $  784,305        $1,077,885        $44,965        $388,784        $  293,580        $  395,521
12/29/1989       $  831,578         $  935,100        $1,321,060        $47,056        $445,618        $  385,960        $  489,482
12/31/1990       $  737,439         $  834,403        $1,201,437        $49,931        $370,405        $  367,034        $  463,998
12/31/1991       $  912,476         $1,101,649        $1,577,839        $51,459        $436,286        $  476,190        $  665,363
12/31/1992       $  889,019         $1,161,911        $1,644,333        $52,951        $406,597        $  482,422        $  755,314
12/31/1993       $1,121,883         $1,558,304        $2,181,978        $54,407        $498,209        $  623,674        $1,060,095
12/30/1994       $1,068,973         $1,589,759        $2,199,826        $55,860        $458,906        $  610,067        $1,130,853
12/29/1995       $1,203,902         $1,922,768        $2,636,095        $57,279        $490,575        $  713,327        $1,432,193
12/31/1996       $1,434,285         $2,296,080        $3,177,868        $59,181        $552,497        $  881,788        $1,743,583
12/31/1997       $1,510,347         $2,730,272        $3,692,079        $60,187        $548,540        $  961,807        $2,181,732
12/31/1998       $1,354,973         $2,708,431        $3,600,538        $61,156        $462,866        $  892,107        $2,245,565
12/31/1999       $1,785,696         $3,475,052        $4,696,374        $62,795        $564,374        $1,221,322        $2,910,678
08/31/2000       $1,760,650         $3,426,308        $4,630,497        $64,434        $556,461        $1,204,189        $2,869,847


*Cumulative total return represents the change in value of an investment over the indicated period. All cumulative total return figures on this chart have been restated to reflect the current, maximum 5.75% initial sales charge; thus, actual total return for purchasers of shares during the periods shown may differ. Prior to July 1, 1992, these shares were offered at a higher initial sales charge. On January 1, 1993, the Fund's Class A shares implemented a plan of distribution under Rule 12b-1, which will affect subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to Class A shares of the Fund. The Fund offers three other share classes, subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.

TEMPLETON GROWTH FUND, INC.
Financial Highlights

                                                                                   CLASS A
                                                    ----------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                    ----------------------------------------------------------------------
                                                       2000           1999           1998           1997           1996
                                                    ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..............         $19.56         $16.78         $22.47         $18.75        $18.96
                                                    ----------------------------------------------------------------------
Income from investment operations:
 Net investment income..........................            .35            .46            .50            .54           .50
 Net realized and unrealized gains (losses).....            .99           4.76          (2.76)          4.48          1.34
                                                    ----------------------------------------------------------------------
Total from investment operations................           1.34           5.22          (2.26)          5.02          1.84
                                                    ----------------------------------------------------------------------
Less distributions from:
 Net investment income..........................           (.54)          (.41)          (.55)          (.49)         (.44)
 Net realized gains.............................           (.69)         (2.03)         (2.88)          (.81)        (1.61)
                                                    ----------------------------------------------------------------------
Total distributions.............................          (1.23)         (2.44)         (3.43)         (1.30)        (2.05)
                                                    ----------------------------------------------------------------------
Net asset value, end of year....................         $19.67         $19.56         $16.78         $22.47        $18.75
                                                    ======================================================================
Total Return*...................................          7.58%         34.72%       (12.61)%         28.28%        10.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).................    $13,191,493    $13,368,945    $11,116,564    $12,129,283    $8,450,737
Ratios to average net assets:
 Expenses.......................................          1.11%          1.12%          1.08%          1.08%         1.09%
 Net investment income..........................          1.83%          2.60%          2.53%          2.81%         2.87%
Portfolio turnover rate.........................         50.57%         32.01%         48.23%         41.81%        19.63%

*Total return does not reflect sales commissions.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                               CLASS B
                                                                --------------------------------------
                                                                  YEAR ENDED            PERIOD ENDED
                                                                AUGUST 31, 2000       AUGUST 31, 1999+
                                                                --------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................         $19.46                $16.37
                                                                --------------------------------------
Income from investment operations:
 Net investment income......................................            .22                   .24
 Net realized and unrealized gains..........................            .97                  2.85
                                                                --------------------------------------
Total from investment operations............................           1.19                  3.09
                                                                --------------------------------------
Less distributions from:
 Net investment income......................................           (.51)                   --
 Net realized gains.........................................           (.69)                   --
                                                                --------------------------------------
Total distributions.........................................          (1.20)                   --
                                                                --------------------------------------
Net asset value, end of year................................         $19.45                $19.46
                                                                ======================================
Total Return*...............................................          6.81%                18.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................        $69,297               $27,573
Ratios to average net assets:
 Expenses...................................................          1.86%                 1.88%**
 Net investment income......................................          1.16%                 1.91%**
Portfolio turnover rate.....................................         50.57%                32.01%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                                       CLASS C
                                                             -----------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                             -----------------------------------------------------------
                                                               2000         1999         1998         1997        1996
                                                               -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.......................      $19.15        $16.49       $22.18      $18.57      $18.90
                                                             -----------------------------------------------------------
Income from investment operations:
 Net investment income...................................         .20           .32          .38         .42         .49
 Net realized and unrealized gains (losses)..............         .98          4.68        (2.77)       4.39        1.19
                                                             -----------------------------------------------------------
Total from investment operations.........................        1.18          5.00        (2.39)       4.81        1.68
                                                             -----------------------------------------------------------
Less distributions from:
 Net investment income...................................        (.36)         (.31)        (.42)       (.39)       (.40)
 Net realized gains......................................        (.69)        (2.03)       (2.88)       (.81)      (1.61)
                                                             -----------------------------------------------------------
Total distributions......................................       (1.05)        (2.34)       (3.30)      (1.20)      (2.01)
                                                             -----------------------------------------------------------
Net asset value, end of year.............................      $19.28        $19.15       $16.49      $22.18      $18.57
                                                             ===========================================================
Total Return*............................................       6.79%        33.77%     (13.32)%      27.30%       9.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)..........................    $995,687    $1,021,159     $872,219    $755,184    $280,087
Ratios to average net assets:
 Expenses................................................       1.85%         1.86%        1.83%       1.84%       1.87%
 Net investment income...................................       1.08%         1.84%        1.79%       2.14%       2.25%
Portfolio turnover rate..................................      50.57%        32.01%       48.23%      41.81%      19.63%

*Total return does not reflect sales commissions or the contingent deferred sales charge.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                                   ADVISOR CLASS
                                                                ----------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                                ----------------------------------------------------
                                                                  2000          1999           1998           1997+
                                                                  -------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $19.61        $16.80          $22.49        $19.37
                                                                ----------------------------------------------------
Income from investment operations:
 Net investment income......................................         .40           .51             .56           .37
 Net realized and unrealized gains (losses).................         .99          4.77           (2.78)         2.75
                                                                ----------------------------------------------------
Total from investment operations............................        1.39          5.28           (2.22)         3.12
                                                                ----------------------------------------------------
Less distributions from:
 Net investment income......................................        (.60)         (.44)           (.59)           --
 Net realized gains.........................................        (.69)        (2.03)          (2.88)           --
                                                                ----------------------------------------------------
Total distributions.........................................       (1.29)        (2.47)          (3.47)           --
                                                                ----------------------------------------------------
Net asset value, end of year................................      $19.71        $19.61          $16.80        $22.49
                                                                ====================================================
Total Return*...............................................       7.87%        35.16%        (12.41)%        16.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $118,679       $50,751         $36,301       $29,531
Ratios to average net assets:
 Expenses...................................................        .86%          .87%            .83%          .83%**
 Net investment income......................................       2.10%         2.85%           2.81%         3.68%**
Portfolio turnover rate.....................................      50.57%        32.01%          48.23%        41.81%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.
++Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000

                                                                   COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.8%
AEROSPACE & DEFENSE 3.8%
BAE Systems PLC.............................................    United Kingdom     23,694,349     $   143,067,245
Lockheed Martin Corp. ......................................    United States       5,179,200         146,959,800
Raytheon Co., A.............................................    United States       5,247,015         139,373,836
Rolls-Royce PLC.............................................    United Kingdom     39,940,489         110,411,502
                                                                                                  ---------------
                                                                                                      539,812,383
                                                                                                  ---------------
AIR FREIGHT & COURIERS .4%
+Airborne Freight Corp. ....................................    United States       3,422,100          51,117,619
                                                                                                  ---------------
AIRLINES 1.1%
British Airways PLC.........................................    United Kingdom      2,531,515          12,375,624
Singapore Airlines Ltd. ....................................      Singapore        14,741,100         142,161,308
                                                                                                  ---------------
                                                                                                      154,536,932
                                                                                                  ---------------
AUTO COMPONENTS 1.1%
Goodyear Tire & Rubber Co. .................................    United States       3,222,600          75,328,275
Michelin SA, B..............................................        France          1,970,000          57,796,942
Visteon Corp. ..............................................    United States       1,591,371          24,964,633
                                                                                                  ---------------
                                                                                                      158,089,850
                                                                                                  ---------------
AUTOMOBILES 4.7%
Bayerische Motorenwerke AG BMW..............................       Germany          3,386,100         108,434,675
Ford Motor Co. .............................................    United States       7,895,807         190,979,832
General Motors Corp. .......................................    United States       3,914,400         282,570,750
Regie Nationale des Usines Renault SA.......................        France          2,000,000          87,055,477
                                                                                                  ---------------
                                                                                                      669,040,734
                                                                                                  ---------------
BANKS 8.5%
Australia & New Zealand Banking Group Ltd. .................      Australia        19,553,003         147,209,585
Banco Popular Espanol SA....................................        Spain             511,000          15,196,435
Bank of America Corp. ......................................    United States       5,038,600         269,880,013
Deutsche Bank AG............................................       Germany          1,555,200         133,425,320
Foreningssparbanken AB, A...................................        Sweden          3,850,000          57,322,630
Guoco Group Ltd. ...........................................      Hong Kong        19,030,700          48,801,046
HSBC Holdings PLC...........................................      Hong Kong        20,747,630         295,281,234
National Australia Bank Ltd. ...............................      Australia        10,812,865         158,691,149
U.S. Bancorp................................................    United States       4,600,000         100,050,000
                                                                                                  ---------------
                                                                                                    1,225,857,412
                                                                                                  ---------------
BEVERAGES .4%
PanAmerican Beverages Inc., A...............................        Mexico          3,059,300          56,788,256
                                                                                                  ---------------

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BUILDING PRODUCTS .7%
Caradon PLC.................................................    United Kingdom      5,154,667     $    13,462,087
+Hepworth PLC...............................................    United Kingdom     16,767,410          50,865,039
Pilkington PLC..............................................    United Kingdom     30,078,996          39,824,659
                                                                                                  ---------------
                                                                                                      104,151,785
                                                                                                  ---------------
CHEMICALS 4.2%
+Agrium Inc. ...............................................        Canada          5,782,100          56,375,475
Akzo Nobel NV...............................................     Netherlands        3,570,000         158,091,839
BASF AG.....................................................       Germany          2,871,000         108,989,776
DSM NV, Br. ................................................     Netherlands        3,616,251         110,596,572
Eastman Chemical Co. .......................................    United States       1,375,000          59,296,875
Elementis PLC...............................................    United Kingdom     20,177,882          22,752,264
+Lyondell Chemical Co. .....................................    United States       7,068,600          92,333,588
                                                                                                  ---------------
                                                                                                      608,436,389
                                                                                                  ---------------
COMMERCIAL SERVICES & SUPPLIES 1.2%
Waste Management Inc. ......................................    United States       8,977,300         170,007,619
                                                                                                  ---------------
COMMUNICATIONS EQUIPMENT .6%
Marconi PLC.................................................    United Kingdom      3,156,084          55,654,273
Motorola Inc. ..............................................    United States         602,800          21,738,475
                                                                                                  ---------------
                                                                                                       77,392,748
                                                                                                  ---------------
COMPUTERS & PERIPHERALS 2.4%
Compaq Computer Corp. ......................................    United States       4,800,000         163,500,000
Fujitsu Ltd. ...............................................        Japan           5,000,000         144,879,970
Hewlett-Packard Co. ........................................    United States         200,000          24,150,000
Lexmark International Inc., A...............................    United States         101,200           6,862,625
                                                                                                  ---------------
                                                                                                      339,392,595
                                                                                                  ---------------
CONSTRUCTION MATERIALS .4%
Cemex SA, ADR...............................................        Mexico          1,050,270          24,615,703
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong        13,990,900          23,948,113
                                                                                                  ---------------
                                                                                                       48,563,816
                                                                                                  ---------------
CONTAINERS & PACKAGING .1%
Assidoman AB................................................        Sweden          1,198,100          18,092,434
                                                                                                  ---------------
DIVERSIFIED FINANCIALS 5.0%
ING Groep NV................................................     Netherlands          925,055          62,010,266
Jardine Strategic Holdings Ltd. ............................      Hong Kong        14,237,132          40,575,826
Merrill Lynch & Co. Inc. ...................................    United States       1,380,300         200,143,500
Nomura Securities Co. Ltd. .................................        Japan           7,000,000         163,775,319
Swire Pacific Ltd., A.......................................      Hong Kong        30,482,000         209,094,021
Swire Pacific Ltd., B.......................................      Hong Kong        55,679,500          49,616,315
                                                                                                  ---------------
                                                                                                      725,215,247
                                                                                                  ---------------

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DIVERSIFIED TELECOMMUNICATION SERVICES 4.6%
AT&T Corp. .................................................    United States       3,750,000     $   118,125,000
Nippon Telegraph & Telephone Corp. .........................        Japan              13,126         156,320,518
SBC Communications Inc. ....................................    United States       1,400,000          58,450,000
Telecom Argentina Stet-France Telecom SA, B, ADR............      Argentina         2,734,700          64,265,450
Telecom Corp. of New Zealand Ltd. ..........................     New Zealand       20,000,000          55,745,131
*Telefonica SA, ADR.........................................        Spain               2,236             128,151
Telefonos de Mexico SA de CV (Telmex), ADR..................        Mexico          2,760,450         150,271,997
*Worldcom Inc. .............................................    United States       1,500,000          54,750,000
                                                                                                  ---------------
                                                                                                      658,056,247
                                                                                                  ---------------
ELECTRIC UTILITIES 7.5%
CLP Holdings Ltd. ..........................................      Hong Kong        21,639,500          97,109,035
E.ON AG.....................................................       Germany          2,563,400         126,027,756
Endesa SA...................................................        Spain           3,598,900          70,231,023
Entergy Corp. ..............................................    United States       3,600,000         109,575,000
Gener SA, ADR...............................................        Chile             754,200           9,616,050
Hong Kong Electric Holdings Ltd. ...........................      Hong Kong        39,528,200         125,183,868
Iberdrola SA, Br. ..........................................        Spain          10,253,800         118,053,618
Korea Electric Power Corp. .................................     South Korea        3,946,460         116,035,712
National Grid Group PLC.....................................    United Kingdom      2,066,100          16,879,067
National Power PLC..........................................    United Kingdom     10,800,000          74,010,272
Potomac Electric Power Co. .................................    United States       5,252,727         132,303,061
Powergen PLC................................................    United Kingdom     10,000,000          84,532,453
                                                                                                  ---------------
                                                                                                    1,079,556,915
                                                                                                  ---------------
ELECTRICAL EQUIPMENT .4%
ABB Ltd. ...................................................     Switzerland          569,497          63,367,970
                                                                                                  ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS 1.0%
Hitachi Ltd. ...............................................        Japan          12,000,000         142,123,031
                                                                                                  ---------------
FOOD & DRUG RETAILING 3.7%
Albertson's Inc. ...........................................    United States       5,084,708         109,321,222
Dairy Farm International Holdings Ltd. .....................      Hong Kong        27,286,377          12,551,733
Jardine Matheson Holdings Ltd. .............................      Hong Kong         9,839,599          48,214,035
*Kroger Co. ................................................    United States      10,000,000         226,875,000
Safeway PLC.................................................    United Kingdom     35,748,027         136,920,285
                                                                                                  ---------------
                                                                                                      533,882,275
                                                                                                  ---------------
FOOD PRODUCTS 4.2%
Archer-Daniels Midland Co. .................................    United States           4,905              43,225
H.J. Heinz Co. .............................................    United States       7,000,000         266,875,000
Kikkoman Corp. .............................................        Japan           1,014,000           7,473,781
Nabisco Group Holdings Corp. ...............................    United States       6,491,900         182,178,944
Northern Foods PLC..........................................    United Kingdom     10,687,600          16,677,265

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD PRODUCTS (CONT.)
Sara Lee Corp. .............................................    United States       4,000,000     $    74,500,000
Unilever PLC................................................    United Kingdom      9,350,000          58,836,260
                                                                                                  ---------------
                                                                                                      606,584,475
                                                                                                  ---------------
GAS UTILITIES .7%
TransCanada PipeLines Ltd. .................................        Canada         11,031,764         106,977,402
TransCanada PipeLines Ltd., fgn. ...........................        Canada             43,500             426,844
                                                                                                  ---------------
                                                                                                      107,404,246
                                                                                                  ---------------
HEALTH CARE PROVIDERS & SERVICES .7%
Aetna Inc. .................................................    United States       1,750,000          97,890,625
                                                                                                  ---------------
HOTELS RESTAURANTS & LEISURE .3%
Shangri-La Asia Ltd. .......................................      Hong Kong        46,173,000          46,769,159
                                                                                                  ---------------
HOUSEHOLD DURABLES 1.3%
Koninklijke Philips Electronics NV..........................     Netherlands          899,591          43,827,869
LG Electronics Inc. ........................................     South Korea        1,800,000          45,781,285
Newell Rubbermaid Inc. .....................................    United States       2,382,100          61,785,719
Sony Corp. .................................................        Japan             261,205          29,147,970
                                                                                                  ---------------
                                                                                                      180,542,843
                                                                                                  ---------------
HOUSEHOLD PRODUCTS .8%
Procter & Gamble Co. .......................................    United States       1,750,000         108,171,875
                                                                                                  ---------------
INDUSTRIAL CONGLOMERATES .8%
Cookson Group PLC...........................................    United Kingdom     19,014,284          64,873,923
DESC SA de CV DESC, B.......................................        Mexico          9,613,000           5,952,322
Norsk Hydro ASA.............................................        Norway          1,009,819          43,400,050
                                                                                                  ---------------
                                                                                                      114,226,295
                                                                                                  ---------------
INSURANCE 4.4%
Ace Ltd. ...................................................       Bermuda          2,021,800          71,015,725
Allied Zurich PLC...........................................    United Kingdom     11,000,000         135,317,397
Allstate Corp. .............................................    United States       4,917,100         142,903,219
American General Corp. .....................................    United States       1,100,000          80,093,750
Torchmark Corp. ............................................    United States       1,818,500          51,031,656
+W. R. Berkley Corp. .......................................    United States       1,680,650          44,537,225
XL Capital Ltd., A..........................................       Bermuda          1,660,700         114,484,506
Zurich Allied AG............................................     Switzerland              520             267,677
                                                                                                  ---------------
                                                                                                      639,651,155
                                                                                                  ---------------
LEISURE EQUIPMENT & PRODUCTS 1.7%
Eastman Kodak Co. ..........................................    United States       1,250,000          77,812,500
Fuji Photo Film Co. Ltd. ...................................        Japan           4,700,000         168,360,840
                                                                                                  ---------------
                                                                                                      246,173,340
                                                                                                  ---------------

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MACHINERY 1.7%
METSO OYJ...................................................       Finland          1,940,300     $    23,460,242
Sandvik AB..................................................        Sweden          4,626,750         101,002,543
SKF AB, A...................................................        Sweden            822,617          11,158,266
SKF AB, B...................................................        Sweden            346,031           5,023,711
Volvo AB, B.................................................        Sweden          6,578,300         109,098,071
                                                                                                  ---------------
                                                                                                      249,742,833
                                                                                                  ---------------
MEDIA .2%
*General Motors Corp., H....................................    United States         273,000           9,043,125
South China Morning Post Holdings Ltd. .....................      Hong Kong        21,357,000          16,019,188
South China Morning Post Holdings Ltd., 144A................      Hong Kong         8,976,000           6,732,604
                                                                                                  ---------------
                                                                                                       31,794,917
                                                                                                  ---------------
METALS & MINING 3.7%
+AK Steel Holding Corp. ....................................    United States       8,629,900          93,850,163
Barrick Gold Corp. .........................................        Canada          5,900,000          93,622,215
Broken Hill Proprietary Co. Ltd. ...........................      Australia         5,054,048          55,388,068
Companhia Siderurgica Nacional CSN, ADR.....................        Brazil          1,177,905          42,699,056
Consol Energy...............................................    United States         694,400          14,452,200
De Beers Consolidated Miners AG, ADR........................     South Africa       2,950,000          81,862,500
Grupo Mexico SA de CV, B....................................        Mexico            197,000             879,550
Pohang Iron & Steel Co. Ltd. ...............................     South Korea        1,255,273          95,969,654
USX-U. S. Steel Group.......................................    United States       3,300,000          57,337,500
                                                                                                  ---------------
                                                                                                      536,060,906
                                                                                                  ---------------
MULTILINE RETAIL 2.4%
J.C. Penney Co. Inc. .......................................    United States       5,509,800          77,137,200
*Kmart Corp. ...............................................    United States      12,900,000          90,300,000
Marks & Spencer PLC.........................................    United Kingdom     26,860,000          82,165,471
Sears Roebuck & Co. ........................................    United States       3,000,000          93,562,500
                                                                                                  ---------------
                                                                                                      343,165,171
                                                                                                  ---------------
OIL & GAS 7.3%
Amerada Hess Corp. .........................................    United States         923,300          63,188,344
Burlington Resources Inc. ..................................    United States       2,200,000          86,487,500
Eni SpA.....................................................        Italy          14,000,000          81,276,671
Occidental Petroleum Corp. .................................    United States       6,279,000         135,783,375
*PetroChina Co. Ltd., H.....................................        China         316,499,000          75,479,612
Repsol YPF SA...............................................        Spain           6,500,000         128,867,354
Shell Transport & Trading Co. PLC...........................    United Kingdom     19,784,000         169,110,009
Societe Elf Aquitaine SA, Br. ..............................        France            569,322         112,771,057
Texaco Inc. ................................................    United States       2,000,000         103,000,000
+Valero Energy Corp. .......................................    United States       3,183,700          95,908,963
                                                                                                  ---------------
                                                                                                    1,051,872,885
                                                                                                  ---------------

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
PAPER & FOREST PRODUCTS 4.1%
Aracruz Celulose SA, ADR....................................        Brazil             60,600     $     1,174,125
Bowater Inc. ...............................................    United States       2,454,800         126,115,350
Georgia-Pacific Timber Co. .................................    United States       3,000,000          87,937,500
Holmen Aktiebolag AB, B.....................................        Sweden          2,515,150          57,971,189
International Paper Co. ....................................    United States       3,273,140         104,331,338
Metsa Serla OY, B...........................................       Finland          2,656,000          19,244,666
Norske Skogindustrier ASA, A................................        Norway            709,200          24,931,103
Stora Enso OYJ, A (EUR Traded)..............................       Finland            718,823           6,390,674
Stora Enso OYJ, R (EUR Traded)..............................       Finland          4,361,145          38,772,626
Stora Enso OYJ, R (EUR/FIM Traded)..........................       Finland          2,266,181          20,751,835
Stora Enso OYJ, R (SEK Traded)..............................       Finland             44,994             414,823
UPM-Kymmene Corp. ..........................................       Finland          4,001,840         101,220,082
                                                                                                  ---------------
                                                                                                      589,255,311
                                                                                                  ---------------
PHARMACEUTICALS 2.5%
Abbott Laboratories.........................................    United States       5,000,000         218,750,000
Aventis SA..................................................        France          1,854,383         139,309,534
                                                                                                  ---------------
                                                                                                      358,059,534
                                                                                                  ---------------
REAL ESTATE 3.6%
Amoy Properties Ltd. .......................................      Hong Kong        30,428,100          28,480,137
Cheung Kong Holdings Ltd. ..................................      Hong Kong        21,823,800         284,014,681
Lend Lease Corp. Ltd. ......................................      Australia         1,567,172          18,518,654
New World Development Co. Ltd. .............................      Hong Kong        21,276,244          34,781,597
+Rouse Co. .................................................    United States       3,782,500          91,252,813
St. Joe Co. ................................................    United States       2,036,700          59,700,769
                                                                                                  ---------------
                                                                                                      516,748,651
                                                                                                  ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS .4%
*Hyundai Electronics Industries Co. ........................     South Korea        2,800,000          51,264,938
                                                                                                  ---------------
SPECIALTY RETAIL .4%
W.H. Smith PLC..............................................    United Kingdom     10,874,968          57,198,367
                                                                                                  ---------------
TEXTILES & APPAREL
Adidas-Salomon AG...........................................       Germany            127,904           6,788,646
                                                                                                  ---------------
TRADING COMPANIES & DISTRIBUTORS .4%
Samsung Corp. ..............................................     South Korea        6,000,000          54,385,569
                                                                                                  ---------------
WATER UTILITIES .6%
Thames Water Group PLC......................................    United Kingdom      7,746,085          91,569,948
                                                                                                  ---------------

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
WIRELESS TELECOMMUNICATION SERVICES .8%
SK Telecom Co. Ltd., ADR....................................     South Korea        3,485,579     $    89,317,962
Smartone Telecommunications Holdings Ltd. ..................      Hong Kong        11,775,100          22,721,944
                                                                                                  ---------------
                                                                                                      112,039,906
                                                                                                  ---------------
TOTAL COMMON STOCKS (COST $12,544,097,042)..................                                       13,620,843,852
                                                                                                  ---------------
PREFERRED STOCKS 2.4%
Cia Vale do Rio Doce, A, ADR, pfd. .........................        Brazil          1,230,400          33,451,500
Cia Vale do Rio Doce, A, pfd. ..............................        Brazil            949,560          25,676,478
Petroleo Brasileiro SA, pfd. ...............................        Brazil          4,750,000         143,844,463
*Telecomunicacoes Brasileiras SA (Telebras), pfd. ..........        Brazil        375,550,000          34,778,882
Telecomunicacoes de Sao Paulo SA, ADR, pfd. ................        Brazil            375,550           6,689,484
Tele Sudeste Celular Participacoes SA, ADR, pfd. ...........        Brazil             75,110           1,840,195
*Telesp Celular Participacoes SA, pfd., rts., 10/09/00......        Brazil         37,555,000              22,655
Volkswagen AG, pfd. ........................................       Germany          3,765,960          96,760,530
                                                                                                  ---------------
TOTAL PREFERRED STOCKS (COST $350,616,618)..................                                          343,064,187
                                                                                                  ---------------
                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                  -----------
BONDS 2.3%
U.S. Treasury Bond
  8.75%, 8/15/20............................................    United States     $50,000,000          66,140,650
  7.50%, 11/15/24...........................................    United States      60,000,000          72,131,280
  6.75%, 8/15/26............................................    United States      60,000,000          66,806,280
  6.625%, 2/15/27...........................................    United States      65,000,000          71,398,470
  Inflation Index, 3.625%, 4/15/28..........................    United States      31,952,700          30,464,916
  Inflation Index, 3.875%, 4/15/29..........................    United States      31,437,000          31,348,599
                                                                                                  ---------------
TOTAL BONDS (COST $319,592,389).............................                                          338,290,195
                                                                                                  ---------------
SHORT TERM INVESTMENTS (COST $172,370,812) 1.2%
U.S. Treasury Bills, 6.03% to 6.31%, with maturities to
  11/24/00..................................................    United States     173,693,000         172,397,099
                                                                                                  ---------------
TOTAL INVESTMENTS (COST $13,386,676,861) 100.7%.............                                       14,474,595,333
OTHER ASSETS, LESS LIABILITIES (.7%)........................                                          (99,439,507)
                                                                                                  ---------------
TOTAL NET ASSETS 100.0%.....................................                                      $14,375,155,826
                                                                                                  ===============

CURRENCY ABBREVIATIONS:

EUR --  European Unit
FIM --  Finnish Markka
SEK --  Swedish Krona

*Non-income producing.
**Securities denominated in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated person" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at August 31, 2000, were $576,240,885.
                       See Notes to Financial Statements.
 24

TEMPLETON GROWTH FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2000

Assets:
 Investments in securities, at value (cost
  $13,386,676,861)..........................................    $14,474,595,333
 Cash.......................................................            478,941
 Receivables:
  Investment securities sold................................          9,187,198
  Capital shares sold.......................................        137,525,392
  Dividends and interest....................................         43,892,216
                                                                ---------------
      Total assets..........................................     14,665,679,080
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased...........................        238,406,198
  Capital shares redeemed...................................         38,527,299
  To affiliates.............................................         11,881,848
 Accrued expenses...........................................          1,707,909
                                                                ---------------
      Total liabilities.....................................        290,523,254
                                                                ---------------
Net assets, at value........................................    $14,375,155,826
                                                                ===============
Net assets consist of:
 Undistributed net investment income........................    $   195,718,848
 Net unrealized appreciation................................      1,087,918,472
 Accumulated net realized gain..............................        970,428,819
 Capital shares.............................................     12,121,089,687
                                                                ---------------
Net assets, at value........................................    $14,375,155,826
                                                                ===============
CLASS A:
 Net asset value per share ($13,191,493,393 / 670,519,440
   shares outstanding)......................................             $19.67
                                                                ===============
 Maximum offering price per share ($19.67 / 94.25%).........             $20.87
                                                                ===============
CLASS B:
 Net asset value and maximum offering price per share
  ($69,296,837 / 3,562,674 shares outstanding)*.............             $19.45
                                                                ===============
CLASS C:
 Net asset value per share ($995,687,051 / 51,638,108 shares
  outstanding)*.............................................             $19.28
                                                                ===============
 Maximum offering price per share ($19.28 / 99.00%).........             $19.47
                                                                ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($118,678,545 / 6,020,174 shares outstanding).............             $19.71
                                                                ===============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.

TEMPLETON GROWTH FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2000

Investment Income:
 (net of foreign taxes of $19,327,202)
 Dividends..................................................    $  372,476,882
 Interest...................................................        54,570,747
                                                                --------------
      Total investment income...............................                      $  427,047,629
Expenses:
 Management fees (Note 4)...................................        88,361,829
 Administrative fees (Note 4)...............................        11,479,604
 Distribution fees (Note 4)
  Class A...................................................        33,437,218
  Class B...................................................           516,144
  Class C...................................................        10,219,245
 Transfer agent fees (Note 4)...............................        17,838,000
 Custodian fees.............................................         4,529,000
 Reports to shareholders....................................         1,404,000
 Registration and filing fees...............................            58,000
 Professional fees..........................................           335,800
 Directors' fees and expenses...............................           151,000
 Other......................................................           285,582
                                                                --------------
      Total expenses........................................                         168,615,422
                                                                                  --------------
            Net investment income...........................                         258,432,207
                                                                                  --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     1,056,238,987
  Foreign currency transactions.............................       (10,708,905)
                                                                --------------
      Net realized gain.....................................                       1,045,530,082
      Net unrealized depreciation on investments............                        (235,037,426)
                                                                                  --------------
Net realized and unrealized gain............................                         810,492,656
                                                                                  --------------
Net increase in net assets resulting from operations........                      $1,068,924,863
                                                                                  ==============

                       See Notes to Financial Statements.
 26

TEMPLETON GROWTH FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2000 AND 1999

                                                                     2000                  1999
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   258,432,207       $   347,151,029
  Net realized gain from investments and foreign currency
   transactions.............................................      1,045,530,082           441,151,946
  Net unrealized appreciation (depreciation) on
   investments..............................................       (235,037,426)        3,187,700,802
                                                                -------------------------------------
    Net increase in net assets resulting from operations....      1,068,924,863         3,976,003,777
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................       (368,756,633)         (266,948,419)
   Class B..................................................           (945,809)                   --
   Class C..................................................        (19,446,911)          (16,090,109)
   Advisor Class............................................         (1,869,386)             (974,268)
  Net realized gains:
   Class A..................................................       (476,257,437)       (1,337,678,480)
   Class B..................................................         (1,309,993)                   --
   Class C..................................................        (37,445,157)         (105,487,917)
   Advisor Class............................................         (2,100,786)           (4,508,052)
                                                                -------------------------------------
 Total distributions to shareholders........................       (908,132,112)       (1,731,687,245)
 Capital share transactions (Note 3):
   Class A..................................................       (318,047,628)          165,182,221
   Class B..................................................         40,373,987            26,627,554
   Class C..................................................        (36,360,292)              269,118
   Advisor Class............................................         59,969,089             6,948,870
                                                                -------------------------------------
 Total capital share transactions...........................       (254,064,844)          199,027,763
    Net increase (decrease) in net assets...................        (93,272,093)        2,443,344,295

Net assets:
 Beginning of year..........................................     14,468,427,919        12,025,083,624
                                                                -------------------------------------
 End of year................................................    $14,375,155,826       $14,468,427,919
                                                                =====================================
Undistributed net investment income included in net assets:
 End of year................................................    $   195,718,848       $   329,302,184
                                                                =====================================

                       See Notes to Financial Statements.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MERGER WITH TEMPLETON INSTITUTIONAL FUNDS INC. -- GROWTH SERIES

On October 28, 1999, the Fund acquired all of the net assets of the Templeton Institutional Funds Inc. -- Growth Series pursuant to a plan of reorganization approved by the Growth Series Fund's shareholders. The merger was accomplished by a tax-free exchange of 3,509,662 Advisor shares (valued at $17.54 per share) for the net assets of the Growth Series Fund which aggregated $61,559,476, including $8,429,288 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $13,841,506,977.

3. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C respectively, and a fourth class of shares, Class B, was established. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares and the exchange privilege of each class.

At August 31, 2000, there were 1.8 billion shares authorized ($0.01 par value) of which 1.2 billion, 100 million, 400 million and 100 million were designated Class A shares, Class B shares, Class C shares and Advisor Class shares, respectively. Transactions in the Fund's shares were as follows:

                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 2000                                    1999
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS A SHARES:
Shares sold.......................................   384,359,781    $ 7,342,964,091          240,450,684    $ 4,294,680,279
Shares issued on reinvestment of distributions....    42,254,953        748,711,669           91,924,630      1,440,499,083
Shares redeemed...................................  (439,646,782)    (8,409,723,388)        (311,355,509)    (5,569,997,141)
                                                    -----------------------------------------------------------------------
Net increase (decrease)...........................   (13,032,048)   $  (318,047,628)          21,019,805    $   165,182,221
                                                    =======================================================================

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (continued)

3. CAPITAL STOCK (CONT.)

                                                              YEAR ENDED                             PERIOD ENDED
                                                            AUGUST 31, 2000                        AUGUST 31, 1999*
                                                    -----------------------------------------------------------------------
                                                    -------------------------------         -------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS B SHARES:
Shares sold.......................................     2,408,275    $    45,492,583            1,444,372    $    27,145,001
Shares issued on reinvestment of distributions....       113,319          1,992,059                   --                 --
Shares redeemed...................................      (376,009)        (7,110,655)             (27,283)          (517,447)
                                                    -----------------------------------------------------------------------
Net increase......................................     2,145,585    $    40,373,987            1,417,089    $    26,627,554
                                                    =======================================================================

                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 2000                                    1999
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS C SHARES:
Shares sold.......................................    16,928,748    $   315,681,812           19,198,655    $   331,903,925
Shares issued on reinvestment of distributions....     2,899,700         50,486,057            6,947,652        107,274,041
Shares redeemed...................................   (21,517,842)      (402,528,161)         (25,697,020)      (438,908,848)
                                                    -----------------------------------------------------------------------
Net increase (decrease)...........................    (1,689,394)   $   (36,360,292)             449,287    $       269,118
                                                    =======================================================================

                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 2000                                    1999
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold.......................................     2,153,132    $    41,161,712            1,605,201    $    29,335,282
Shares issued on reinvestment of distributions....       212,187          3,806,300              334,899          5,247,867
Shares issued on merger (Note 2)..................     3,509,662         61,559,476                   --                 --
Shares redeemed...................................    (2,442,841)       (46,558,399)          (1,512,522)       (27,634,279)
                                                    -----------------------------------------------------------------------
Net increase......................................     3,432,140    $    59,969,089              427,578    $     6,948,870
                                                    =======================================================================

*Effective date of Class B shares was January 1, 1999.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At August 31, 2000, unreimbursed costs were $4,285,833. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $2,061,385 and $364,296, respectively.

5. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At August 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $13,390,321,632 was as follows:

Unrealized appreciation....................................  $ 2,191,192,277
Unrealized depreciation....................................   (1,106,918,576)
                                                             ---------------
Net unrealized appreciation................................  $ 1,084,273,701
                                                             ===============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31, on the sale of foreign currencies.

At August 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $8,916,897. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2000 aggregated $7,228,407,686 and $7,119,125,199, respectively.

TEMPLETON GROWTH FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Fund, Inc. (the "Fund") at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years ending August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 29, 2000

TEMPLETON GROWTH FUND, INC.
Tax Designation
Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $758,593,031 as a capital gain dividend for the fiscal year ended August 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 28.09% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2000.

At August 31, 2000, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record on October 19, 2000.

                                                                      CLASS A                               CLASS B
                                                         ------------------------------------------------------------------------
                                                          FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX       FOREIGN SOURCE
COUNTRY                                                  PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Argentina..............................................     $0.0000            $0.0064            $0.0000            $0.0056
Australia..............................................      0.0004             0.0188             0.0004             0.0166
Bermuda................................................      0.0000             0.0045             0.0000             0.0040
Brazil.................................................      0.0019             0.0143             0.0019             0.0126
Canada.................................................      0.0010             0.0053             0.0010             0.0047
Chile..................................................      0.0000             0.0002             0.0000             0.0002
Finland................................................      0.0009             0.0051             0.0009             0.0045
France.................................................      0.0011             0.0075             0.0011             0.0066
Germany................................................      0.0012             0.0091             0.0012             0.0080
Hong Kong..............................................      0.0000             0.0509             0.0000             0.0450
Italy..................................................      0.0002             0.0011             0.0002             0.0010
Japan..................................................      0.0007             0.0034             0.0007             0.0030
Mexico.................................................      0.0006             0.0064             0.0006             0.0057
Netherlands............................................      0.0025             0.0142             0.0025             0.0126
New Zealand............................................      0.0006             0.0031             0.0006             0.0028
Norway.................................................      0.0006             0.0033             0.0006             0.0029
Peru...................................................      0.0000             0.0004             0.0000             0.0004
Singapore..............................................      0.0016             0.0116             0.0016             0.0103
South Africa...........................................      0.0000             0.0076             0.0000             0.0068
South Korea............................................      0.0007             0.0034             0.0007             0.0030
Spain..................................................      0.0015             0.0075             0.0015             0.0067
Sweden.................................................      0.0003             0.0016             0.0003             0.0014
Switzerland............................................      0.0004             0.0018             0.0004             0.0016
United Kingdom.........................................      0.0101             0.0793             0.0101             0.0701
                                                         ------------------------------------------------------------------------
TOTAL..................................................     $0.0263            $0.2668            $0.0263            $0.2361
                                                         ========================================================================

TEMPLETON GROWTH FUND, INC.
Tax Designation (continued)

                                                                      CLASS C                            ADVISOR CLASS
                                                         ------------------------------------------------------------------------
                                                          FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX       FOREIGN SOURCE
COUNTRY                                                  PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Argentina..............................................     $0.0000            $0.0051            $0.0000            $0.0068
Australia..............................................      0.0004             0.0151             0.0004             0.0201
Bermuda................................................      0.0000             0.0036             0.0000             0.0048
Brazil.................................................      0.0019             0.0115             0.0019             0.0152
Canada.................................................      0.0010             0.0043             0.0010             0.0057
Chile..................................................      0.0000             0.0001             0.0001             0.0002
Finland................................................      0.0009             0.0041             0.0009             0.0054
France.................................................      0.0011             0.0060             0.0011             0.0080
Germany................................................      0.0012             0.0073             0.0012             0.0097
Hong Kong..............................................      0.0000             0.0409             0.0000             0.0543
Italy..................................................      0.0002             0.0009             0.0002             0.0012
Japan..................................................      0.0007             0.0027             0.0007             0.0037
Mexico.................................................      0.0006             0.0051             0.0006             0.0068
Netherlands............................................      0.0025             0.0114             0.0025             0.0152
New Zealand............................................      0.0006             0.0025             0.0006             0.0033
Norway.................................................      0.0006             0.0027             0.0006             0.0035
Peru...................................................      0.0000             0.0003             0.0000             0.0004
Singapore..............................................      0.0016             0.0093             0.0016             0.0124
South Africa...........................................      0.0000             0.0061             0.0000             0.0082
South Korea............................................      0.0007             0.0027             0.0007             0.0036
Spain..................................................      0.0015             0.0061             0.0015             0.0080
Sweden.................................................      0.0003             0.0013             0.0003             0.0017
Switzerland............................................      0.0004             0.0015             0.0004             0.0020
United Kingdom.........................................      0.0101             0.0637             0.0101             0.0847
                                                         ------------------------------------------------------------------------
TOTAL..................................................     $0.0263            $0.2143            $0.0263            $0.2849
                                                         ========================================================================

In January 2001, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2000. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TEMPLETON GROWTH FUND, INC.
Special Meeting of Shareholders, June 15, 2000 and July 5, 2000

A Special Meeting of Shareholders of the Fund was held at the Hyatt Regency Pier 66, Panorama Ballroom, 2301 S. E. 17th Street Causeway, Fort Lauderdale, Florida and the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on June 15, 2000 and July 5, 2000, respectively. The purpose of the meeting was to elect 12 Directors of the Fund; ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors; approve the amendment of certain of the Fund's fundamental investment restrictions (including five Sub-Proposals); approve the reclassification of the Fund's fundamental investment policies and certain fundamental investment restrictions to non-fundamental policies and restrictions (including ten Sub-Proposals); approve the elimination of one of the Fund's fundamental investment restrictions; approve the amendment and restatement of the Fund's articles of incorporation; and in their discretion, to authorize the proxyholders to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Constantine D. Tseretopoulos. Shareholders ratified the selection of PricewaterhouseCoopers LLP to serve as the Fund's independent auditors, approved the amendment of certain of the Fund's fundamental investment restrictions (including five Sub-Proposals), approved the reclassification of the Fund's fundamental investment policies and certain fundamental investment restrictions to non-fundamental policies and restrictions (including ten Sub-Proposals), approved the elimination of one of the Fund's fundamental investment restrictions and approved the amendment and restatement of the Fund's articles of incorporation. No other business was transacted at the meeting.

The results of the voting at the Special Meeting are as follows:

1. The election of twelve (12) Directors:

                             SHARES            % OF              % OF         SHARES            % OF              % OF
   TERM EXPIRING 2003:         FOR      OUTSTANDING SHARES   VOTED SHARES    WITHHELD    OUTSTANDING SHARES   VOTED SHARES
--------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton.........  463,763,549        60.79%            96.87%      14,962,721         1.96%             3.13%
Nicholas F. Brady........  463,842,998        60.80%            96.89%      14,883,272         1.95%             3.11%
Frank J. Crothers........  463,895,084        60.81%            96.90%      14,831,187         1.94%             3.10%
S. Joseph Fortunato......  463,782,588        60.79%            96.88%      14,943,682         1.96%             3.12%
John Wm. Galbraith.......  463,179,246        60.71%            96.75%      15,547,024         2.04%             3.25%
Andrew H. Hines, Jr......  463,375,238        60.74%            96.79%      15,351,033         2.01%             3.21%
Edith E. Holiday.........  463,921,982        60.81%            96.91%      14,804,289         1.94%             3.09%
Charles B. Johnson.......  463,890,613        60.81%            96.90%      14,835,657         1.94%             3.10%
Betty P. Krahmer.........  463,675,456        60.78%            96.86%      15,050,814         1.97%             3.14%
Gordon S. Macklin........  463,596,417        60.77%            96.84%      15,129,853         1.98%             3.16%
Fred R. Millsaps.........  463,700,157        60.78%            96.86%      15,026,113         1.97%             3.14%
Constantine D
  Tseretopoulos..........  463,731,350        60.78%            96.87%      14,994,920         1.97%             3.13%

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  457,150,852        59.92%            95.49%
Against..................    2,886,451         0.38%             0.60%
Abstain..................   18,688,966         2.45%             3.91%

3. The amendment of certain of the Fund's fundamental investment restrictions (includes five Sub-proposals):

a. Amendment of the Fund's fundamental investment restriction regarding borrowing:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  336,486,149        44.11%            88.66%
Against..................   17,554,242         2.30%             4.63%
Abstain..................   25,454,429         3.33%             6.71%
Broker Non-Votes.........   99,231,451        13.01%                --

b. Amendment of the Fund's fundamental investment restriction regarding underwriting:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  342,198,123        44.85%            90.17%
Against..................   12,015,527         1.58%             3.17%
Abstain..................   25,281,170         3.31%             6.66%
Broker Non-Votes.........   99,231,451        13.01%                --

c. Amendment of the Fund's fundamental investment restriction regarding lending:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  338,870,662        44.42%            89.30%
Against..................   15,340,256         2.01%             4.04%
Abstain..................   25,283,902         3.31%             6.66%
Broker Non-Votes.........   99,231,451        13.01%                --

d. Amendment of the Fund's fundamental investment restriction regarding industry concentration:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  340,883,823        44.68%            89.83%
Against..................   13,060,299         1.71%             3.44%
Abstain..................   25,550,698         3.35%             6.73%
Broker Non-Votes.........   99,231,451        13.01%                --

e. Amendment of the Fund's fundamental investment restriction regarding investment in other investment companies:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  341,597,334        44.77%            90.01%
Against..................   12,969,736         1.70%             3.42%
Abstain..................   24,927,750         3.27%             6.57%
Broker Non-Votes.........   99,231,451        13.01%                --

4. The reclassification of the Fund's fundamental investment policies and certain fundamental investment restrictions to non-fundamental policies and restrictions (includes 10 Sub-Proposals):

a. Reclassify policy on investments in stocks and debt obligations:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  342,761,084        44.93%            90.32%
Against..................   11,288,042         1.48%             2.97%
Abstain..................   25,445,694         3.33%             6.71%
Broker Non-Votes.........   99,231,451        13.01%                --

b. Reclassify policy on investments in preferred stocks and certain debt securities:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  343,210,759        44.99%            90.44%
Against..................   10,909,089         1.43%             2.87%
Abstain..................   25,374,972         3.32%             6.69%
Broker Non-Votes.........   99,231,451        13.01%                --

c. Reclassify policy on investments in temporary defensive instruments:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  342,961,112        44.95%            90.37%
Against..................   10,733,277         1.41%             2.83%
Abstain..................   25,800,431         3.38%             6.80%
Broker Non-Votes.........   99,231,451        13.01%                --

d. Reclassify policy on investments in a single issuer:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  337,501,011        44.24%            88.93%
Against..................   14,988,324         1.96%             3.95%
Abstain..................   27,005,485         3.54%             7.12%
Broker Non-Votes.........   99,231,451        13.01%                --

e. Reclassify policy on investments in securities with a limited trading market:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  336,320,944        44.08%            88.62%
Against..................   16,843,376         2.21%             4.44%
Abstain..................   26,330,500         3.45%             6.94%
Broker Non-Votes.........   99,231,451        13.01%                --

f. Reclassify restriction on investments in companies whose securities the Fund's Directors and Officers own:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  334,381,258        43.83%            88.11%
Against..................   18,640,215         2.44%             4.91%
Abstain..................   26,473,347         3.47%             6.98%
Broker Non-Votes.........   99,231,451        13.01%                --

g. Reclassify restriction on investments in a single class of securities, voting securities or securities of a company for the purpose of controlling or managing the company:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  337,495,029        44.24%            88.93%
Against..................   15,537,323         2.03%             4.10%
Abstain..................   26,462,468         3.47%             6.97%
Broker Non-Votes.........   99,231,451        13.01%                --

h. Reclassify restriction on investments in unseasoned issuers:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  333,482,339        43.71%            87.88%
Against..................   18,795,681         2.46%             4.95%
Abstain..................   27,216,800         3.57%             7.17%
Broker Non-Votes.........   99,231,451        13.01%                --

i. Reclassify restriction on investments in warrants:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  338,411,489        44.36%            89.17%
Against..................   13,962,285         1.83%             3.68%
Abstain..................   27,121,046         3.55%             7.15%
Broker Non-Votes.........   99,231,451        13.01%                --

j. Reclassify restriction on investments in unlisted securities and securities with a limited trading market:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  332,507,151        43.58%            87.61%
Against..................   20,212,574         2.65%             5.33%
Abstain..................   26,775,095         3.51%             7.06%
Broker Non-Votes.........   99,231,451        13.01%                --

5. The elimination of one of the Fund's fundamental investment restrictions:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  337,503,871        44.24%            88.94%
Against..................   15,640,706         2.05%             4.12%
Abstain..................   26,350,243         3.45%             6.94%
Broker Non-Votes.........   99,231,451        13.01%                --

6. The amendment and restatement of the Fund's articles of incorporation:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  385,499,581        50.53%            90.19%
Against..................   11,746,810         1.54%             2.75%
Abstain..................   30,195,990         3.96%             7.06%
Broker Non-Votes.........   87,297,160        11.44%                --

7. Grant the proxyholders authority to vote upon any other business that may properly come before the meeting or any adjournments thereof:

                                               % OF              % OF
                             SHARES     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  438,588,382        57.49%            91.62%
Against..................   14,861,782         1.95%             3.10%
Abstain..................   25,276,107         3.31%             5.28%

[FRANKLIN TEMPLETON INVESTMENTS LOGO]

Templeton Growth Fund, Inc.
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777


ANNUAL REPORT

AUDITORS
PricewaterhouseCoopers L.L.P.
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Growth Fund, Inc. prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

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